Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth J. Tarpey, certify that:

(1)	I have reviewed this Annual Report on Form 10-K/A of comScore, Inc.; and

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Kenneth J. Tarpey
Kenneth J. Tarpey
Chief Financial Officer

April 27, 2012